UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 27, 2011

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of Material Definitive Agreement.

The information set forth below under “Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” is incorporated herein by reference.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 27, 2011, School Specialty, Inc. (the “Company”) announced that Mr. David J. Vander Zanden would retire as the Company’s Chief Executive Officer and President, effective April 28, 2012.  The Board of Directors is conducting a process to identify Mr. Vander Zanden’s successor.  A copy of the press release issued by the Company on June 27, 2011 announcing Mr. Vander Zanden’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with Mr. Vander Zanden’s retirement, the Company entered into a new employment agreement with Mr. Vander Zanden (the “Employment Agreement”) that replaces the employment agreement between the Company and Mr. Vander Zanden dated November 5, 2002, as amended effective as of December 31, 2008.  The Employment Agreement sets out the terms of Mr. Vander Zanden’s employment, including the following:

•

the term of Mr. Vander Zanden’s employment continues until April 28, 2012, but may be terminated earlier,

•

consistent with his prior employment agreement, Mr. Vander Zanden is entitled to be nominated by the Board of Directors of the Company (the “Board”) for election to the Board at the 2012 annual meeting of shareholders for a three year term, and

•

the Employment Agreement specifies the Company’s and Mr. Vander Zanden’s respective rights and obligations upon a voluntary or involuntary termination of his employment and in the event Mr. Vander Zanden is not nominated to the Board or nominated but not elected to the Board.

A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the material terms of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated as of June 27, 2011 between School Specialty, Inc. and David J. Vander Zanden

99.1	Press Release of School Specialty, Inc. dated June 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: June 27, 2011	By: /s/ David J. Vander Zanden
David J. Vander Zanden Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated as of June 27, 2011 between School Specialty, Inc. and David J. Vander Zanden

99.1	Press Release of School Specialty, Inc. dated June 27, 2011